                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 APRIL 27, 1999


                             BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)




         DELAWARE                   1-13087                04-2473675
(State or other jurisdiction        (Commission File       (I.R.S. employer
         of incorporation)          Number)                Identification No.)



                               8 ARLINGTON STREET
                           BOSTON, MASSACHUSETTS 02116
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 859-2600

ITEM 5.  OTHER EVENTS

         Following the issuance of a press release on April 27, 1999, announcing the Company's results for the first quarter ended March 31, 1999, the Company intends to provide, to certain investors and analysts at their request, supplemental information regarding the Company's operations that is to voluminous for a press release. The Company is attaching this supplementary operating and financial data as Exhibit 99.1 and the press release as Exhibit
99.2 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

EXHIBIT NO.

99.1 The Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended March 31, 1999.

99.2 The Boston Properties, Inc. press release dated April 27, 1999 for the quarter ended March 31, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 1999                      BOSTON PROPERTIES, INC.

                                           /s/David G. Gaw
                                        ----------------------------------
                                    By: David G. Gaw
                                        Chief Financial Officer